Exhibit 99.1

Kimberly-Clark Corporation Announces Pricing of $4.9 Billion Private Offering of Senior Notes

DALLAS, October 19, 2026 – Kimberly-Clark Corporation (NASDAQ: KMB) (“Kimberly-Clark”) announced today that it has priced a private offering (the “Offering”) of senior unsecured notes in a combined aggregate principal amount of $4.9 billion (collectively, the “Notes”). The Notes will be issued by Kimberly-Clark in five tranches: (i) $750,000,000 aggregate principal amount of 5.100% Notes due 2028, (ii) $1,000,000,000 aggregate principal amount of 5.300% Notes due 2029, (iii) $1,250,000,000 aggregate principal amount of 5.450% Notes due 2031, (iv) $750,000,000 aggregate principal amount of 5.650% Notes due 2034, and (v) $1,150,000,000 aggregate principal amount of 5.800% Notes due 2036. Kimberly-Clark expects that the closing of the offering will occur on October 29, 2026, subject to the satisfaction of customary closing conditions.

The Offering is being conducted in connection with the previously announced proposed acquisition (“Acquisition”) of Kenvue Inc. (“Kenvue”), which is expected to be consummated in the fourth quarter of 2026, subject to the satisfaction of certain customary closing conditions. Kimberly-Clark intends to use the net proceeds from the Offering, together with cash on hand and/or borrowings under its commercial paper program, to fund the cash consideration payable in connection with the Acquisition, and to pay related fees and expenses. Kimberly-Clark expects to use any remaining net proceeds from the Offering for general corporate purposes. The Offering is not conditioned on the consummation of the Acquisition. However, if (i) the Acquisition has not been consummated prior to the date that is five business days after the later of (x) May 31, 2027 or (y) any later date as the parties to the Acquisition agreement may agree as the “Outside Date” thereunder or (ii) Kimberly-Clark notifies the trustee for the Notes that Kimberly-Clark will not pursue the consummation of the Acquisition, then Kimberly-Clark will be required to redeem all outstanding Notes at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, the applicable special mandatory redemption date.

In connection with the Acquisition, on September 28, 2026, Kimberly-Clark commenced an offer to exchange all of Kenvue’s existing senior notes in exchange for new senior notes to be issued by Kimberly-Clark (the “Exchange Offers”) and solicitation of consents with respect to certain amendments to the indentures governing Kenvue’s existing senior notes (the “Consent Solicitations”) pursuant to a separate confidential offering memorandum and consent solicitation statement. If (i) the Exchange Offers are withdrawn (but the Acquisition has been consummated and the Notes are issued and outstanding) or (ii) if the Acquisition is consummated, the Notes are issued and outstanding and the Exchange Offers are not completed within four (4) business days after the expiration date of the Exchange Offers (as may be extended pursuant to the terms described in the offering memorandum and consent solicitation statement), the Notes will be fully and unconditionally guaranteed (the “Kenvue Guarantees”), on an unsubordinated unsecured basis, by Kenvue (or its successor, as applicable). The consummation of the Offering is not contingent on the completion of the Exchange Offers and Consent Solicitations and the completion of the Exchange Offers or Consent Solicitations is not guaranteed to occur on the terms described in the offering memorandum and consent solicitation statement or at all. This press release shall not constitute an offer to exchange or a solicitation of consent with respect to the Exchange Offers and Consent Solicitations and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The Notes (including the Kenvue Guarantees, if any) have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or securities laws of any state or any other jurisdiction. Accordingly, the Notes will be subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and other applicable securities laws, pursuant to registration or exemption therefrom. The Notes are being offered and sold only (a) to persons reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in compliance with Rule 144A under the Securities Act and (b) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, the Notes or any other security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Kimberly-Clark

Kimberly-Clark (NASDAQ: KMB) and its trusted brands are an indispensable part of life for people in more than 175 countries and territories. Our portfolio of brands, including Huggies, Kleenex, Scott, Kotex, Cottonelle, Poise, Depend, Pull-Ups, Goodnites, Intimus, Plenitud, Sweety, Softex, Viva and WypAll, hold No. 1 or No. 2 share positions in approximately 70 countries. Our company’s purpose is to deliver Better Care for a Better World. We are committed to using sustainable practices designed to support a healthy planet, build strong communities, and enable our business to thrive for decades to come. The KMB stock is a large cap growth and value stock and core S&P 500 equity held by more than 400 Exchange Traded Funds. Kimberly-Clark is considered a dividend aristocrat, having paid a cash dividend to shareholders for 92 consecutive years and increased its dividend for 54 consecutive years. To keep up with the latest news and learn more about the company's more than 150-year history of innovation, visit the Kimberly-Clark website.

Forward-Looking Statements

Certain statements contained in this press release, including the expected timing of completion of the Acquisition and the Offering and the intended use of net proceeds from the Offering, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are qualified by the inherent risks and uncertainties surrounding future expectations generally. There can be no assurance that these future events will occur as anticipated or that our results will be as estimated. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond our control. Forward-looking statements based upon the expectations and beliefs of the management of Kimberly-Clark as of the date they were made and speak only as of the date they were made. We undertake no obligation to publicly update any forward-looking statements. Some of these forward-looking statements can be identified by words like “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or “would,” the negative of these words, other terms of similar meaning or the use of future dates.

The assumptions used as a basis for the forward-looking statements include many estimates. Many factors outside our control, including risks and uncertainties around the Acquisition, could affect the realization of these estimates. Additional information and factors concerning these risks, uncertainties and assumptions can be found in Kimberly-Clark’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the risk factors discussed in Kimberly-Clark’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC. Forward-looking statements included herein are made only as of the date hereof and Kimberly-Clark undertakes no obligation to update any forward-looking statements, or any other information in this press release, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent. All forward-looking statements in this press release are qualified in their entirety by this cautionary statement.

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